Filed Pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement Dated August 29, 2016

to

Prospectus Dated April 29, 2016

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust, Inc. dated April 29, 2016, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the U.S. Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

The “Prospectus Summary” section of the Prospectus is amended by replacing the first paragraph under the subheading “Advisors Fees” with the following:

We pay CNL a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a management fee and an incentive fee. The Sub-Advisory Agreement between CNL and KKR provides that KKR receives 50% of all fees payable to CNL under the Investment Advisory Agreement. The management fee is calculated at an annual rate of 2% of our average gross assets and is payable monthly in arrears. The incentive fee comprises the following two parts:

•	An incentive fee on net investment income, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears and is based upon our pre-incentive fee net investment income for the immediately preceding quarter. The quarterly incentive fee on net investment income is (a) 100% of the pre-incentive fee net investment income between 1.75% and 2.1875% of average adjusted capital, plus (b) 20% of pre-incentive fee net investment income in excess of 2.1875% of average adjusted capital.

Beginning January 1, 2017, the subordinated incentive fee on income will be subject to a total return requirement, which provides generally that no incentive fee will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and three preceding calendar quarters (or, if four calendar quarters have not passed, then the time period since the first full calendar quarter following the end of our public offering of our Shares,) exceeds the cumulative incentive fees accrued and/or paid for the same period. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of all of our pre-incentive fee net investment income when our pre-incentive fee net investment income exceeds the applicable quarterly hurdle rate for such calendar quarter, subject to the catch-up provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and three preceding calendar quarters (or, if four calendar quarters have not passed, then the time period since the first full calendar quarter following the end of our public offering of our Shares) minus (y) the cumulative incentive fees accrued and/or paid for the three preceding calendar quarters or period since the first full calendar quarter following the end of our public offering of our Shares, whichever period is shorter. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and three preceding calendar quarters (or, if four calendar quarters have not passed, then the time period since the first full calendar quarter following the end of our public offering of our Shares). There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

•	An incentive fee on capital gains is calculated and payable in arrears as of the end of each calendar year. It is equal to 20% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. generally accepted accounting principles (GAAP) (subject to the limitation discussed in the next paragraph).

The “Advisory Agreements and Fees” section of the Prospectus is amended by adding the following sentence to the end of the paragraph under the “Management Fee” subheading:

From and after April 1, 2016, for purposes of computing the management fee payable to our Advisors, cash and cash equivalents are excluded from the definition of average gross assets.

The “Advisory Agreements and Fees” section of the Prospectus is further amended by replacing the third paragraph under the “Incentive Fee” subheading with the following:

The subordinated incentive fee on income for each quarter is calculated as follows:

•	No subordinated incentive fee on income is payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on our average adjusted capital. We refer to this as the quarterly preferred return.

•	All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on our average adjusted capital in any quarter, is payable to the Advisors. We refer to this portion of our subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.1875% on our average adjusted capital in any quarter. No subordinated incentive fee on income is payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on our average adjusted capital. We refer to this as the quarterly preferred return.

•	Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter, including the management fee, expenses payable under the Administrative Services Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding (i) the incentive fee, (ii) any expense support payments under our Expense Support and Conditional Reimbursement Agreement with the Advisers (see “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Result of Operations —Expense Support Reimbursement Payment”), (iii) any reimbursement by us of expense support payments, and (iv) any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

•	Adjusted capital is defined as (a) cumulative proceeds generated from sales of our common stock, including proceeds from our distribution reinvestment plan, net of sales loads (sales commissions and marketing support fees) and (b) reduced for (i) distributions paid to our shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to our share repurchase program.

•	Beginning January 1, 2017, the subordinated incentive fee on income will be subject to a total return requirement, which provides generally that no incentive fee will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and three preceding calendar quarters (or, if four calendar quarters have not passed, then the time period since the first full calendar quarter following the end of our public offering of our Shares,) exceeds the cumulative incentive fees accrued and/or paid for the same period. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of all of our pre-incentive fee net investment income when our pre-incentive fee net investment income exceeds the applicable quarterly hurdle rate for such calendar quarter, subject to the catch-up provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and three preceding calendar quarters (or, if four calendar quarters have not passed, then the time period since the first full calendar quarter following the end of our public offering of our Shares) minus (y) the cumulative incentive fees accrued and/or paid for the three preceding calendar quarters or period since the first full calendar quarter following the end of our public offering of our Shares, whichever period is shorter. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and three preceding calendar quarters (or, if four calendar quarters have not passed, then the time period since the first full calendar quarter following the end of our public offering of our Shares). There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

The “Risk Factors” section of the Prospectus is amended by adding the following paragraph after the last paragraph under the “Risks Related to Our Investments” subheading:

Investments in which we have a non-controlling interest may involve risks specific to third-party management of those investments.

We may also co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment. Such joint venture partners or third party managers may include former KKR personnel or associated persons. As co-investors, we may have interests or objectives that are inconsistent with those of the third-party partners or co-venturers. Although we may not have full control over these investments and therefore, may have a limited ability to protect its position therein, we expect that we will negotiate appropriate rights to protect our interests. Nevertheless, such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third-party partner or co-venturer may have financial difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with ours, or may be in a position to take (or block) action in a manner contrary to the our investment objectives or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn. Third-party partners or co-venturers may opt to liquidate an investment at a time during which such liquidation is not optimal for us. In addition, we may in certain circumstances be liable for the actions of its third-party partners or co-venturers. In those circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to such investments, including incentive compensation arrangements.

The “Risk Factors” section of the Prospectus is amended by replacing the first paragraph under the subheading “Our investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities, subject us indirectly to the underlying risks of such private investment funds and additional fees and expenses” with the following:

We may invest in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities which would be required to register as investment companies but for an exemption under Sections 3(c)(1) and 3(c)(7) of the 1940 Act. Our investments in such private investment funds expose us to the risks associated with the businesses of such funds or entities. These private investment funds may or may not be registered investment companies and, thus, may not be subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

The “Company Profile” section of the Prospectus is amended by replacing the second paragraph under the heading “Company Profile” with the following:

Our Investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We pursue our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. As of December 31, 2015, our Investment Portfolio, excluding our short term investments, totaled $3.72 billion and consisted primarily of senior and subordinated debt. As we continue to grow our investment portfolio, we anticipate that a substantial portion of our portfolio will continue to consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options, equity co-investments or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions, including non-controlling equity investments. Additionally, we may invest in convertible securities, derivatives and private investment funds. We may also co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment. Our portfolio includes fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

The “Company Profile” section of the Prospectus is further amended by replacing the first paragraph under the subheading “Investment Types” with the following:

We focus primarily on investments in senior and subordinated debt of eligible portfolio companies, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may be secured in varying degrees of priority or may be unsecured. Additionally, we may invest in private investment funds, derivatives, or common or preferred equity of portfolio companies, including non-controlling equity investments, or hold instruments that convert into such securities. We may also co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment.

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Prospectus is amended by replacing the fifth paragraph under the subheading “Investment Objective, Investment Program and Primary Investment Types” with the following:

We primarily focus on the following investment types:

•	Senior Debt. We invest in senior debt, in which we generally take a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. These investments generally take the form of senior secured first lien loans, senior secured second lien loans or senior secured bonds. In some circumstances, our lien could be subordinated to claims of other creditors.

•	Subordinated Debt. Our subordinated debt investments are generally subordinated to senior debt and are generally unsecured. These investments are generally structured with interest-only payments throughout the life of the security, with the principal due at maturity.

•	Structured Products. We also invest in structured products, which may include collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes and credit-linked notes. The issuers of such investment products may be structured as trusts or other types of pooled investment vehicles. Such products may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments.

•	Equity Investments. We also make selected equity investments. In addition, when we invest in senior and subordinated debt, we may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests.

•	Convertible Securities. We may invest in convertible securities, such as bonds, debentures, notes, preferred stocks or other securities that may be converted into, or exchanged for, a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

•	Investments in Private Investment Funds or other subsidiaries. We may invest in, or wholly own, private investment funds, including hedge funds, private equity funds, limited liability companies, REITs, and other business entities. In particular, we expect we may invest in asset-based opportunities through joint ventures, investment platforms or build-ups that provide one or more of the following services: origination or sourcing of potential investment opportunities, due diligence and negotiation of potential investment opportunities and/or servicing, development and management (including turnaround) and disposition of investments. Such investments in joint ventures, platforms and build-ups may be in or alongside existing or newly formed operators, consultants and/or managers that pursue such opportunities and may or may not include capital and/or assets contributed by third party investors. Such investments may include opportunities to direct-finance physical assets, such as airplanes and ships, and/or operating assets, such as financial service entities, as opposed to investment securities, or to invest in origination and/or servicing platforms directly. These asset-based opportunities are expected to offer mezzanine-like structural downside protection as well as asset collateral, and equity-like upside that can be achieved through appreciation at the asset-level or, in the case of platforms, through growth of the enterprise value. Key areas of focus include, without limitation, (i) aircraft, (ii) shipping, (iii) renewables, (iv) real estate, (v) consumer finance, and (vi) energy/infrastructure.

•	Derivatives. We may invest in various types of derivatives, including total return swaps (“TRS”), interest rate swaps and foreign currency forward contracts and options.

•	Investments with Third-Parties. We may co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment. Such joint venture partners or third party managers may include former KKR personnel or associated persons.

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Prospectus is amended by replacing the fourth sentence of the first paragraph under the subheading “Contractual Obligations” with the following:

Pursuant to the Investment Advisory Agreement, CNL earns a base management fee equal to an annual rate of 2% of our average gross assets (including unrealized appreciation or depreciation on the TRS and collateral posted with the custodian in connection with the TRS, but excluding deferred offering expenses and, from and after April 1, 2016, cash and cash equivalents), and an incentive fee based on our performance.

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Prospectus is further amended by adding the following paragraph after the first paragraph under the “Contractual Obligations” subheading:

Beginning January 1, 2017, the subordinated incentive fee on income will be subject to a total return requirement, which provides generally that no incentive fee will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and three preceding calendar quarters (or, if four calendar quarters have not passed, then the time period since the first full calendar quarter following the end of our public offering of our Shares,) exceeds the cumulative incentive fees accrued and/or paid for the same period. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of all of our pre-incentive fee net investment income when our pre-incentive fee net investment income exceeds the applicable quarterly hurdle rate for such calendar quarter, subject to the catch-up provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and three preceding calendar quarters (or, if four calendar quarters have not passed, then the time period since the first full calendar quarter following the end of our public offering of our Shares) minus (y) the cumulative incentive fees accrued and/or paid for the three preceding calendar quarters or period since the first full calendar quarter following the end of our public offering of our Shares, whichever period is shorter. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and three preceding calendar quarters (or, if four calendar quarters have not passed, then the time period since the first full calendar quarter following the end of our public offering of our Shares). There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.